World's Leader and Trailblazer in Industrial Ceramic Valves



SHENGKAI INNOVATIONS, INC.
(SKII.OB)

Investor Presentation
May 2009



Safe Harbor Statement



This presentation contains forward-looking statements, including financial projections. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential," and similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, and other factors detailed in the Company's filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

The Company makes no expressed or implied representation or warranty as to whether it can attain the projected financial information or the accuracy of any other forward looking statements set forth in this presentation or as to the accuracy or completeness of the assumptions from which the forward looking statements are derived. The Company does not have any obligation to update or revise any forward looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.



Company Overview



Corporate History	Headquartered - Tianjin, P.R.C.; 143 employees as of January 2009; went public in June 2008; private placement at $2.54 per unit (1 share & 1.2 warrant)
Market Leader	Leading manufacturer of ceramic valves globally, largest in the PRC
Strong Product Portfolio	Over 700 products in 32 series under 9 categories. The only company capable of manufacturing ceramic valves from 32mm up to 1,000mm
Broad Customer Base	Over 300 customers in electric power, chemical, petrochemical, and metallurgy industries, preferred supplier to SINOPEC and PetroChina
Certifications	DNV and ISO9001 audit programs, API authentication and CE certification


Revenue ($ MM)
CAGR=53.8%
13.8%
13.7
23.1
32.4
24
27.3
FY2006
FY2007
FY2008
9 mos. FY2008
9 mos. FY2009


Net Income ($ MM)
CAGR=55.5%
19.5%
4.2
6.6
10.1
13.8
7.7
9.2
FY2006
FY2007
FY2008
FY2009*
9 mos. FY2008
9 mos. FY2009

** Make good for FY 2009*



Equity Snapshot



Ticker Symbol	SKII.OB
Price (5/14/09)	$2.20
Market Cap	$66 MM
Common Shares Outstanding	22.1 MM
Preferred Shares Outstanding	7.9 MM
Revenue (ttm)	$35.6 MM
Net income (ttm)	$11.6 MM
EPS (ttm)[1]	$0.39
P/E (ttm)[1,2]	5.7
Forward P/E[3]	5.07
EV/EBITDA (ttm)[2]	2.6
Fiscal Year End	June 30

1. *Before a non-cash preferred dividend, please see the reconciliation table at the end of this presentation*
2. *Calculated using a share count of 29,999,868 shares*
3. *Calculated using EPS derived from $13.0 million earnings threshold for FY 2009 and a share count of 29,999,868.*

Note: Trailing twelve months as of 12 months ended March 31, 2009



Valve Overview



Valve

- Definition: is a device that controls the movement of liquid, gas, or loose material in bulk.
- Can control flow, rate, volume, pressure or direction of liquids, gases, slurries or dry materials through a pipeline, chute or similar passageway
- Indispensable to virtually all manufacturing processes and every energy production and supply system
- Often operates in harsh environments from highly corrosive chemicals to superheated steam, abrasive slurries, toxic gases and radio active materials


Gate
Valve



Large market primarily driven by replacement
Global market of valve sales reached approximately $45 billion in 2007[1]






[1]*2007 data, McIlvaine report (2008)*

Large Fragmented Market in China

PRC Valve Sales[1]



($US Bn)
14
12
10
8
6
4
2
0
CAGR: 30%
5.36
7.25
9.43
12.25
2006
2007
2008E
2009E

China is a net valve exporter

- 2007 valve sales are approximately US$7.25 billion, up 35% year on year[1]
- 2007 total industrial output value reached US$13.56 billion, up 28% year on year[2]

Fragmented industry with over 6,000 valve manufacturers in the PRC[2]

- Combined sales volume of top 10 domestic valve manufacturers in the PRC was approximately $625 mm[3]
- 1,721 valve companies with revenue over CNY5 million (US$732K) at the end of 2007[2]

1. *P.R.C. General Machinery Industry Association, Valve Sector (Sales in the PRC, includes imports)*
2. *Source: China Valve & Faucet Industry Report, 2008; National Bureau of Statistics*
3. *China Valve Industrial Association, 2006 data*



Valve Market Segmentation & Growth Drivers



The PRC Valve Market per Segment and CAGR



2006
2009E
(US $ Bn)
28.4%
28.8%
33.6%
33.7%
35.1%
29.5%
2.41
1.13
1.54
0.64
2.82
1.31
1.81
0.75
1.07
0.43
2.41
1.1
Power Generation
Petrochemicals
Oil
Water Supply
Metallurgy
Other

Industries Driving Growth

Power Generation	Petrochemicals	Water Treatment
Total power generating capacity expected to reach up to 1.1 bn kW in 2020 from 600 mm kW in 2007	Develop 80-100 mm MT/year projects in the petrochemical industry during the 11th Five –Year Plan (2006-2010)	11th Five Year Plan (2006-2010): Targeted wastewater treatment rate of 70% in cities by 2011, up from 37% in 2005

Sources: PRC General Machinery Industry Association, Valve Sector Sales in China, PRC; Eleventh Five-Year Plan (2006-2010), Asian Development Bank. CAGR = compound annual growth rate



Valve Materials: Metal vs. Ceramic



Superior Characteristics of Ceramic

Abrasion Resistance

Corrosion Resistance

Resistance to High Temperatures

Longer Working Life - approximately 10X that of metal valves

Metal



Metal ball after one month of service



Standard metal seat ring after two months in operation



Stainless steel wedge gate disc after one week in service

Ceramic



Shengkai ceramic ball after two years in service



Shengkai ceramic seat ring after five years in use



Shengkai wear-resistant ceramic wedge gate disc after five years in operation



Ceramic Valve Application Historically Limited by Size



- Ceramic valves have occupied less than 1% of the overall valve market in China

Why

- Valve users not familiar with ceramic technology
- Industrial applications have been limited as ceramic valve manufacturers (excluding SK) are limited to producing ceramic ball valves and adjustable valves with 150mm (6 inches) caliber and with pressure levels below 2.5MPa

Main competitors lack product portfolio width



- Fujikin (USA) – manufacture of fluid and gas automatic control equipment; produces small ceramic ball valves and mini control valves



- NANBO Structure Ceramic Co. (Shenzhen, China) – covers the complete production chain from Zirconia powder to structured products; produces small ceramic ball valves and ceramic parts



- Ceresist Inc. (USA)- Ceramic valve and ceramic pipe manufacturer. Narrow product portfolio, small caliber and high production cost.



Shengkai's Proprietary Technology – Structural Ceramics



Adding zirconia to alumina ceramics to increase toughness and resistance to corrosion

Successfully using Martensite transformation toughening technology to increase toughness and reduce deformability.

Applying nano-technology to improve toughness and other features.

Enhancing metal processing to enable Shengkai to apply cold-working techniques to its ceramic products.



Shengkai's Proprietary Technology
Structural Ceramics



KEY RESULTS

- **Shengkai has developed a solid solution and agent that lowers firing temperature and enhances the homogeneous dispersion of ceramic pulp**

- **Shengkai has developed joint technologies under differing temperatures, that solve problems that arise from the combination of ceramics and metal that ensure that the valves produced are leak-proof**

Shengkai's Proprietary Technology- Structural Ceramics Collaborations



Leverage its existing relationship with Tianjin University of Science & Technology. The company plans to increase its cooperation with other universities to fund\support scientific research to leverage the company's existing R&D.

Shengkai Innovations,Inc.



Shengkai is a Trailblazer in the Ceramic Valve Industry



Breakthrough Technology, Market Leading Products and Service

- Absolute technical advantage to manufacture ceramic valves with calibers in excess of 150mm
- Offers tailor-made solutions to customers' problems with existing valves



Ceramic Valves and Parts

- Almost every type of general valve available for industrial use in the world
- More than 700 types of valves in 32 series under 9 categories
- 30-50 new models every year
- Valve sizes range from 32mm to 1000mm
- Withstand pressure of up to 42MPa
- National patents for 21 products
- Priced at a premium compared to metal valves

Breakdown of Sales per Product Type


14.0%
18.0%
54.0%
Ball valves
Adjustable valves
Gate valves
Other products

Other products include cutoff valves, back valves, discharging valves, dry ash valves, spinning valves, check valves, and ceramic parts

Data as of 3/31/09

Customer Segmentation

FY 2008 | **Expected Breakdown End of FY 2009**



12.4%
7.3%
80.3%
15.0%
20.0%
65.0%
Petrochemical
Power generation
Metallurgy, Aluminum and Other

- **Proven track record in penetrating Power Generation industry**
- **Successfully expanded into other industries:**
  - **Petrochemical**
  - **Aluminum**
  - **Metallurgy**
  - **Environmental protection**
- **Petrochemical industry is a focus for 2009**
  - **Company expects segment to account for 20% of sales by the end of FY 2009 compared to 7.3% for FY 2008**
- **Continue to penetrate power generation and other industries**



Case Studies



Case 1: Maoming Petrochemical

The Challenge:

- The HCL pipes in the steam workshop were prone to leakage due to serious corrosion
- Metal diaphragm valves used were replaced every 3 months but the leakage persisted

The Solution:

- Installed 12 sets of ceramic ball valves
- 3 years later all valves were still working

Case 2: Huaneng Dezhou Power Plant

The Challenge:

- Hydraulic ash handling system and dry ash handling system previously used imported metal valves
- Working life only 7 days to 3 months in hydraulic ash handling, and less than one year for dry ash handling

The Solution:

Hydraulic ash handling system:

- First installed a few ceramic valves for the hydraulic ash handling system in 1999
- No wear after one year in operation
- Proceeded with ordering 34 valves, valves are still in operation

Dry ash handling system:

- In 2000, has ordered 112 V Type ceramic ball valves to replace metal valves, valves are still in operation



Sales & Distribution



Nationwide distribution

- Direct sales and customized solutions to large customers
- ~30 sales agents
- Unique products and service lead to pricing power opportunities

Gearing up for exports

- Exports currently only 1% of total sales
- Approved exporter to Europe, North America, Russia, UAE, and the Asia Pacific Regions
- Comparable small valves priced at discount of 10% to international competitors

300 + customers

- Multiple products with power generation customers such as China Guodian Group and Datang Power Group
- The only approved ceramic valve supplier for SINOPEC
- Preferred supplier for PetroChina
- Expect 30% of revenue in FY 2010 to come from SINOPEC and PetroChina

中国国电集团公司
CHINA GUODIAN CORPORATION

DTP 大唐国际

中国石油天然气股份有限公司
PetroChina Company Limited

SINOPEC



Current Production and Capacity Expansion



Existing Facility

- Output in FY 2009 ~10,000 sets of valves; exceeds production capacity of 7,500 sets

Qualifications

- DNV and ISO 9001
- API certification required for sales to petrochemical industry
- CE certification to qualify for exports to Europe





New Facility

- Triple capacity to 24,000 sets of valves
- Expected total investment $27 MM
- Expected completion at end of December 2009.



Growth Strategy



Goals	Increase manufacturing capacity	Improve competitive position against metal valves	Generate 20% of sales from petrochemical industry	Expand geographic footprint internationally
Activities	Constructing new manufacturing facility with funds obtained in 2008	Enhance product quality and production efficiency Lower production costs through increased automation	Increase promotional activities, educate the petrochemical industry on ceramic valves Specifically target SINOPEC and PetroChina	Develop relationships with distributers and customers Accelerate expansion in the next few years when new facility comes on line



Management Team



Mr. Chen Wang, CEO & CTO – Mr. Wang, the founder of Shengkai, has been serving as Chief Executive Officer and Chief Technology Officer since the Company's inception. Prior to founding Shengkai, he worked at Tianjin Dagang Power Plant (September 1987 – July 1992). Mr. Wang has an MBA from Renmin University of China.

Ms. Wei Guo, Finance Manager – Ms. Guo has worked for Shengkai since 2005 and has been the finance manager since January 2007. Prior to working at Shengkai, Ms. Guo was a purchasing specialist at Honeywell International Inc. (China) (August 1998 – August 2005). Ms. Guo is experienced in the field of joint ventures and financial management.

Ms. Li He, COO – Ms. He joined Shengkai in March 2006. She was appointed COO in January 2007. She is experienced in human resources management and business administration. Prior to joining Shengkai, she served as human resources manager of Wah Sang Gas (China) Investment Co., Ltd. (December 2001 – March 2006). Ms. He has a bachelor's degree in economic management.

Mr. Xiaoqian Liu, CMO – Mr. Liu Xiaoqian joined Shengkai in July 2002 as a member of the sales staff and was appointed CMO in January 2007. He graduated in 2002 with a bachelor's degree in chemical machinery.



Rapid Growth and High Profitability





Revenue ($ MM)


CAGR=53.8%
13.8%
13.7
23.1
32.4
24
27.3
FY2006
FY2007
FY2008
3 Qtrs FY2008
3 Qtrs FY2009

Gross Profit ($ MM)


CAGR=51.7%
15.3%
8.3
13.9
19.1
14.4
16.6
FY2006
FY2007
FY2008
3 Qtrs FY2008
3 Qtrs FY2009

Net Income ($ MM)


CAGR=55.5%
19.5%
4.2
6.6
10.1
13.0
7.7
9.2
FY2006
FY2007
FY2008
FY2009*
3 Qtrs FY2008
3 Qtrs FY2009

Net Income Margin


30.5%
28.4%
31.2%
31.9%
33.6%
FY2006
FY2007
FY2008
3 Qtrs FY2008
3 Qtrs FY2009

**Make good for FY 2009*



Summary Balance Sheet



(US$ Millions)	March 31, 2009	June 30, 2008
Cash and Cash Equivalents	33.4	21.3
Trade Receivables	4.8	3.6
Inventories	1.3	0.7
Total Current Assets	**41.4**	**26.2**
Property, Plant and Equipment	2.5	2.5
Intangible Assets	8.0	6.7
Deposits on Purchase of Computer System	4.4	4.4
Total Assets	**56.3**	**39.8**
Accounts\Notes Payable	2.6	0.9
Taxes Payable	1.2	1.0
Total Current Liabilities	5.2	2.6
Total Liabilities	**5.2**	**2.6**
Stockholders' Equity	**51.1**	**37.2**

Operating Efficiency Ratios	March 31, 2009	June 30, 2008
ROA (ttm)	28.2	25.4%
ROE (ttm)	30.5	27.1%
DSO (ttm)	37	30
Inventory Turnover (ttm)	20	18



Summary Income Statement



(US$ Millions)	3 Qtrs FY2009	3 Qtrs FY2008	FY 2008	FY 2007
Total Net Sales	27.3	24.0	32.4	23.1
Revenue Growth	*13.8%*	n/a	*40.3%*	*68.6%*
Cost of Sales	(10.7)	(9.6)	(13.2)	(9.2)
Gross Profit	16.6	14.4	19.1	13.9
Gross Margin	*60.8%*	*60.0%*	*59.2%*	*60.0%*
Selling Expenses	(2.7)	(2.3)	(3.0)	(2.6)
General and Administrative Expenses	(1.8)	(1.3)	(1.9)	(1.4)
Income from Operations	12.0	10.9	14.3	9.8
Operating Margin	*44.4%*	*45.0%*	*44.0%*	*42.6%*
Income Before Taxes	12.2	10.9	14.2	9.9
Effective Income Taxes	(3.0)	(3.2)	(4.1)	(3.3)
Effective Tax Rate	*25.0%*	*29.4%*	*29.1%*	*33.3%*
Net Income	9.2	7.7	10.1	6.6
Net Margin	*33.7%*	*32.1%*	*31.2%*	*28.4%*
EBITDA	12.6	11.4	15.1	10.4
EBITDA Margin	*46.2%*	*47.5%*	*46.7%*	*45.1%*



Peer Valuation



Company	Ticker	Stock Price 5/14/09	Market Cap[1] MM	P/E (ttm)	P/B (mrq)	EV/EBITDA (ttm)	Net Profit Margin (mrq)
Shengkai[2]	SKII.OB	$2.20	$66	5.6	1.3	2.6	35.3%
China Valves	CVVT.OB	$2.35	$136	11.2	1.6	8.8	17.4%
CNNC SUFA Technology[3]	000777.sz	$2.62	$521	98	n/a	n/a	1.78%
Hubei Hongcheng[3]	600566.ss	$1.21	$129	104	n/a	n/a	1.2%
Flowserve	FLS	$67.70	$3,770	8.6	2.7	7.9	9.0%
The Gorman-Rupp Company	GRC	$21.18	$350	14.8	2.2	6.8	8.2%
Average (excluding SKII)				47.3	2.2	7.8	7.5%

1. *Market cap calculated using weighted average fully diluted share count as of the latest quarter*
2. *P/E for SKII excludes non-cash dividend*
3. *Data for 000777.sz and 600566.ss converted to USD using exchange rate of RMB/USD 0.1468 (5/14/09)*

Note: Trailing twelve months as of 12 months ended March 31, 2008 for SKII; all other companies trailing twelve months as of 12 months ended March 31, 2009



Investment Highlights



- Large and Growing Market for Industrial Valves
- Ceramic Valves Poised to Capture Market Share from Metal Valves
- Proven Track Record of Solid Growth and High Profitability
- Growth Driven by Industry and Geographic Expansion
- Increasing Manufacturing Capacity to Meet Demand
- Superior Technology and Product Portfolio



Contact Information



Company Contact:

Mr. Jeffrey T. Roney

Shengkai Innovations, Inc.

P.O. Box 303

Scottsville, VA. 24590

Email: jeffrey.roney@shengkai.com

Auditor:

Albert Wong & Co

Legal Counsel:

Sichenzia Ross Friedman Ference LLP



Make Good and Capital Structure



FY 2009 Make Good		
		Per Share
Net Income	$13 MM	$0.33
Cash from Operations	$11 MM	$0.28

Capital Structure		
	Exercise Price	Amount
Common Stock Outstanding		22,112,500
Preferred Stock Outstanding		7,887,368
Warrants (June 2008 Financing)*		
	$3.52	7,098,632
		213,068
Warrants (July 2008 Financing)**		
	$3.52	2,366,211
		71,023
Total		39,748,802

**Exercisable for a period of five years, until June 10, 2013*

***Exercisable for a period of five years, until July 18 2013*

Per share amount on a fully diluted basis



Non-GAAP Reconciliation Table



	Nine months FY 2009	Nine months FY 2008	FY 2008	FY 2007
EBITDA	9,877,412	8,307,048	15,124,306	10,425,993
Depreciation and amortization	699,485	647,935	873,728	583,416
Operating Income	9,877,412	8,307,048	14,250,578	9,842,577

	Nine months FY 2009	Diluted EPS	H1 FY 2008	Diluted EPS	FY 2008	Diluted EPS	FY 2007	Diluted EPS
Net income	9,177,927	0.306	7,659,113	0.207	10,087,039	0.360	6,571,802	0.320
Non-cash dividends on convertible preferred stock*	(2,560,186)	(0.085)	-	-	(7,742,234)	(0.276)	-	-
Earnings used to calculate diluted earnings per share	6,617,741	0.22	7,659,113	0.207	2,344,805	0.084	6,571,802	0.320
Diluted weighted average shares outstanding	29,999,868		20,550,000		28,028,026		20,550,000	

*Non cash preferred dividend associated with the Company's Series A preferred stock issued on June 11, 2008 and July 18, 2008. The amount of the dividend was calculated as was the fair value of the common stock at the commitment dates for the Series A preferred stock investment ($2.55 per share), less the proceeds allocated to preferred stock for the 1st and 2nd private placements ($7.3 million and $2.4 million for FY 2008 and Q1 FY 2009 respectively). The non cash dividends represent the beneficial conversion feature in the equity and are recorded as a transfer from retained earnings to additional paid in capital as dividends, and have no impact on reported net income.



Thank You